Independent Auditor's Consent
INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 21 to Registration Statement No. 033-22925 of Charter National Variable Annuity Account of Charter National Life Insurance Company on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedules of Charter National Life Insurance Company (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses Charter National Life Insurance Company's change in basis of accounting as a result of a business combination accounted for as a purchase), and our report dated March 16, 2001 relating to the financial statements of Charter National Variable Annuity Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Charter National Variable Annuity Account), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
April 20, 2001



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Consent of Foley & Lardner

                                   CONSENT OF
                                 FOLEY & LARDNER


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 21 to the Form N-4 Registration Statement of Charter National Variable Annuity Account (File No. 033-22925).




                                 /s/    Foley & Lardner
                                        FOLEY & LARDNER

Washington, D.C.
April 19, 2001




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Consent of PricewaterhouseCoopers


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the inclusion of the following in the Post-Effective Amendment No. 21 to the Registration Statement (File No. 811-05279 and Registration No. 033-22925) on Form N-4 under the Securities Act of 1933 of the Charter National Variable Annuity Account:

o Our report dated February 17, 1999, on our audit of the consolidated financial statements of Charter National Life Insurance Company for the year ended December 31, 1998.

o    The reference to our firm under the caption Experts.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
April 20, 2001